SINGLE-TENANT LEASE-NET

1. Basic Provisions ("Basic Provisions")

     1.1 Parties: This Lease ("Lease"), dated for reference purposes only, June 12, 1997, is made by and between Chamberlain Development, L.L.C., ("Lessor") and Orthologic Corp. ("Lessee"), (collectively the "Parties," or individually a "Party").

     1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and described on the attached Exhibit "A" located in the County of Maricopa, State of Arizona, and generally described as 100,000 square foot office/manufacturing facility ("Premises"). (See Paragraph 2 for further provisions.)

     1.3 Term: Ten (10) years and zero (0) months ("Original Term") commencing December 1, 1997 ("Commencement Date") and ending November 30, 2007 ("Expiration Date"). (See Paragraph 3 for further provisions.)

     1.4 Early Possession: N/A ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

     1.5 Base Rent: $78,145.00 per month ("Base Rent"), plus applicable transaction privilege taxes, payable on the first day of each month commencing December 1, 1997 (See Paragraph 4 for further provisions.) : If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 Base Rent Paid Upon Execution: $78,145.00 as Base Rent for the Period December 1, 1997 to December 31, 1997.

     1.7 Security Deposit: $50,000.00 ("Security Deposit"). (See Paragraph 5 for further provisions.)

     1.8 Permitted Use: General office and light manufacturing (See Paragraph 6 for further provisions.)

     1.9 Insuring Party: Lessee is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

     1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

          N/A
--------------------------------------------------------------------------------
represents [_] Lessor exclusively ("Lessor's Broker")[_] both Lessor and Lessee, and

          Kit Tiedemann, CB Commercial
--------------------------------------------------------------------------------
represents [X] Lessee exclusively ("Lessee's Broker")[_] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

     1.11 Guarantor. Deleted.

     1.12 Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 63 and Exhibits "A" and "B" all of which constitute a part of this Lease.

2. Premises.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less. The parties acknowledge that the improvements to be included in the Premises are to be conveyed by Lessor to the City of Tempe pursuant to the City Agreement described in Paragraph 62 below and leased back by Lessor pursuant to the City Lease described therein, such that for so long as the City Lease is in effect, the Premises include Lessor's leasehold interest in such improvements rather than fee title thereto. Upon request, Lessee will confirm in writing the foregoing for the benefit of Lessor, the City or any other party as reasonably requested by Lessor. After the City Lease has expired or terminated, the Premises will include Lessor's fee interest in the improvements (subject to the Sublease described in Paragraph 62 below).

     2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the Premises (including without limitation) existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than improvements or alterations constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one (1) year after the Commencement Date, (except for customary Apunch list@ items for which the period shall be thirty (30) days), correction of that non-compliance shall be the obligation of the Lessee at Lessee's sole cost and expense.

     2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants to Lessee that the Premises comply with all Applicable Law (including without limitation all covenants or restrictions of record and applicable building codes, regulations and ordinances) in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3 (a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within one (1) year following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigations it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

     2.5 Lessee Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3. Term

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3

     3.2 Early possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be prorated for the period of such early possession. All other terms of this Lease, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 Delay In Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4. Rent.

     4.1 Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor; provided, however, that the Security Deposit shall apply to rent due after the Commencement Date, shall be applied to the first installment(s) of rent due on or following the Commencement Date prior to any out-of-pocket payment of rent by Lessee and the parties will execute a confirmation of such application, and Lessee will have no further right or claim for refund or return of the Security Deposit so applied. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6. Use

     6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

     6.2 Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom to therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor or for which Lessor's consent is not required hereunder, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and reasonable attorneys' and consultants' fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control except as the same is caused by Lessor's gross negligence or willful misconduct. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants', relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the
Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law. Notwithstanding the foregoing, Lessor shall, at its sole cost and expense, fully, diligently and in a timely manner, comply with all Applicable Law as it relates to the specific obligations of Lessor found in Paragraph 7.2 below only.

     6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants' in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations. (See Paragraph 57 for additional requirements)

     7.1 Lessee's Obligations.

          (a) Subject to the Provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.),
6.3 (Compliance with Law), 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous
Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

     7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof, except that Lessor shall, at its cost, maintain and repair the structural elements of the foundations, structural walls (excluding any interior or exterior decorative surfaces and utility equipment therein or thereon), structural pillars (excluding any interior or exterior decorative services and utility equipment therein or thereon) and the structural elements of the roof (expressly excluding the roof surface or coating and roof membrane), and expressly excluding any damage done or caused by Lessee or its agents, employees, contractors, licensees or invitees, whether or not the same involves negligence or misconduct. Lessor's obligations under the preceding sentence shall be to perform required maintenance, repair and/or replacements within a reasonable period after Lessor has actual notice of the need therefor. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with the respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs.

     7.3 Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon; (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not Less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4 Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

          (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

          (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. Insurance and Indemnity. (See Paragraph 61 for additional requirements)

     8.1 Payment For Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $5,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

     8.2 Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $5,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried By Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3 Property Insurance-Building, Improvements and Rental Value.

          (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the

Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature of age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

          (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (c) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

     8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

     8.7 Indemnity. Except for Lessor's negligence, willful misconduct and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving , or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessees business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default of Breach by Lessee in the performance in a timely manner of any obligation of Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 Exemption of Lessor from Liability. Except as caused by Lessor's gross negligence, willful misconduct and/or breach of express warranties (which is not corrected within a reasonable time) and subject to Paragraph 8.6, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results for conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

     9.1 Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Partial Damage-Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

     9.3 Partial Damage-Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is a damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6 Abatement of Rent; Lessee's Remedies.

          (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within sixty (60) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve months.

     9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. Real Property Taxes.

     10.1 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this

Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand. See Paragraph 58 for additional requirements.

          (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

     10.2 Definition of "Real Property Taxes". As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, any lease excise tax (including but not limited to any government property lease excise tax due under A.R.S. '42-1901 et seq. because of the City Lease described in Paragraph 62 below and the City's ownership of improvements), and any commercial rental tax, (other than inheritance, personal, income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor or Lessee in the Premises or against Lessee's Alterations, Utility Improvements or Trade Fixtures, and any charge or assessment of any kind whatsoever resulting from the Premises inclusion in any property owners association.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with the Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12. Assignment and Subletting.

     12.1 Lessor's Consent Required.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more or the voting control of Lessee shall constitute a change in control for this purpose, except to the extent it results from the trading of securities on any national or regional stock exchange.

          (c) The involvement of Lessee or its assets in any transactions, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

          (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction or depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by

Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval of disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

          (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment structure of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment structure for property similar to the Premises as then constituted.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

     13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where any such failure in this subparagraph continues for a period of three (3) business days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with applicable law per Paragraph 6.3,
(ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recision of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c) above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. '101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in the Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

     13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefore. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision
(iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1 (b), (c) or (d) and under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession in effect after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement Recapture In Event Of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions", shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed and observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no future force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a wavier by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any ground lease, mortgage or trust deed covering the Premises.
Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee on the first day of each month then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, not prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding

Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion, and further provided that such period shall be shortened to the extent reasonably required in the event of a bona fide emergency which, if not addressed more quickly, may result in material injury or damage to persons or property.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. Deleted
    -------

16. Tenancy Statement.

     16.1. Each Party (as "Responding Party") shall within ten (10) days from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association , plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desire to finance, refinance, or sell the Premise, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser and are reasonably available by Lessee, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinafter defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of another provision hereof.

19. Interest On Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date of which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that is has made, and is relying solely upon, its owner investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addressees noted adjacent to Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United State Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail in the manner expressly provided in this paragraph. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereto by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statement and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successor and assigns and be governed by the Laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. Subject to the non-disturbance provision of Paragraph 30.3, this Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, and the Ground Lease, Sublease, Declaration, Title Exceptions, Miscellaneous Exceptions, REA, City Agreement and City Lease described in Paragraph 62 below, including any amendments, additions or supplements thereto that are permitted under Paragraph 62 below. Lessee agrees that the lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of

Lessor's default with respect to any such obligation, Lessee will give any lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such lender thirty (30) days following receipt of such notice the cure of said default before invoking any remedies Lessee may have by reason thereof. If any lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2. Attornment. Subject to the non-disturbance provision of Paragraph 30.3, Lessee agrees to attorn to a lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 Non-Disturbance; Recognition of Lease by SRP and PPC. With respect to Security Devices other than the Ground Lease and the Sublease (both as defined in Paragraph 62 below), Lessee's subordination of this Lease shall be subject to receiving assurance (a "Non-Disturbance Agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Lessor has obtained and provided to Lessee a Nondisturbance and Recognition Agreement from SRP (as defined in Paragraph 62) dated June 27, 1997 confirming that the Sublease is a "Permitted Sublease" pursuant to the terms of the Ground Lease. Lessor represents and warrants that if the Ground Lease is terminated for any reason, Lessor will promptly take all steps set forth in Section 6.04 of the Ground Lease to protect the Sublease as a Permitted Sublease with SRP, including obtaining the attornment and recognition of SRP with respect to the Sublease, subject to said
Section 6.04. Lessor has obtained a Nondisturbance and Recognition Agreement from PPC (as defined in Paragraph 62 below) dated June 27, 1997 confirming that this Lease is a "Permitted Sublease" pursuant to Section 17.2 of the Sublease and containing PPC's agreement not to disturb Lessee's possession subject to
Article 16 of the Sublease.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a lender, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as provided herein.

     30.5 Provisions Relating to Sublease. With respect to the Sublease, as defined in Paragraph 62 below, and without limiting the generality of the foregoing, the parties expressly agree and acknowledge that (a) this Lease and the rights of Lessee hereunder are subject and subordinate to the Sublease and the rights of the Landlord thereunder; (b) if the Sublease is terminated prior to the expiration of the term thereof, Lessee will attorn to such Landlord and recognize such Landlord as the new Lessor hereunder; (c) in the event the Sublease is terminated and the Landlord under the Sublease is not then receiving rents under this Lease which result in such Landlord realizing the net amount of the annual Minimum Rent then due under the Sublease after considering all expenses of holding, operating and managing the building(s) within the Premises, then notwithstanding any agreement on the part of such Landlord to recognize this Lease, such Landlord shall have the right to terminate this Lease at any time by the giving of 365 days prior notice to Lessee and such Landlord's making a termination payment to Lessee in the amount equal to one year's Base Rent payable under this Lease calculated at the rental rate in effect at the time Landlord's written notice of termination is given. Such termination payment shall be paid by Landlord to Lessee within fifteen (15) days after the date that this Lease is terminated and Lessee and any other occupants of the Premises have vacated the Premises and left it in the condition required under Article 6 of the

Sublease.

31. Attorneys' Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notice of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any signs upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises, provided; however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents.

     (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. Deleted

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions, and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Options.

     39.1 Definition. As used in this Paragraph 39 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 Effect of Default on Options.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary; (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three
(3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30)
days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three or more notices of Default under Paragraph 13.1 during any twelve month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall survive the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustment that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE  CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM

AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.


Executed at Tempe, Arizona             Executed at
           -------------------------               -----------------------------
on July 1, 1997                         on
  ----------------------------------      --------------------------------------

By LESSOR:                              By LESSEE:

CHAMBERLAIN DEVELOPMENT, L.L.C.         ORTHOLOGIC CORP., a Delaware corporation


By /s/ Jim Chamberlain                  By:    /s/ Allen Dunaway
  ----------------------------------       -------------------------------------
Name Printed: JIM CHAMBERLAIN           Name:  ALLEN DUNAWAY
             -----------------------         -----------------------------------
Title: Member                           Title: CFO
      ------------------------------          ----------------------------------

By /s/ Patsy L. Chamberlain             By:
  ----------------------------------       -------------------------------------
Name Printed: PATSY L. CHAMBERLAIN      Name Printed:
             -----------------------                 ---------------------------
Title: Member                           Title:
      ------------------------------          ----------------------------------
Telephone:                              Telephone:
          --------------------------              ------------------------------
Facsimile:                              Facsimile:
          --------------------------              ------------------------------

                ADDENDUM TO STANDARD INDUSTRIAL LEASE/COMMERCIAL
                            SINGLE-TENANT LEASE - NET

49.    PREMISES.

       The Premises shall include the real property described in Exhibit "A" attached hereto, containing approximately 293,056 square feet, together with an industrial building (the "Building) to be erected thereon by Lessor. The Building shall be erected substantially in accordance with the plans and specifications prepared in conformity with the site plan, floor plan and elevations described in Exhibit "B" attached hereto (the "Approved Plans and Specifications") (subject to possible minor deviations therefrom), as they may be modified as hereinafter provided.

50.    TERM; OPTION TO EXTEND.

       The term of this Lease (the "Term") shall be for ten (10) years (plus the partial month at the beginning of the Term if the Term Commencement Date is a day other than the first day of a calendar month), unless this Lease is sooner terminated as hereinafter provided. The Term shall commence on the date the Improvements are deemed completed in accordance with
       Paragraph 52 (the "Term Commencement Date"). Notwithstanding the foregoing, if Lessee takes possession of or begins to use the Premises or any part thereof prior to the Term Commencement Date (as defined herein), the Term of this Lease shall commence on the date such possession or use begins. Upon the commencement of the Term, Lessor and Lessee shall execute an amendment to this Lease specifying the commencement date and expiration date of the Term.

       Subject to compliance with the following provisions, if this Lease is in full force and effect as of the end of the scheduled original ten (10) year Term, Lessee shall have one (1) option to extend the Term (the "Option") for a period of five (5) years ("Option Term") upon the terms and provisions set forth in this Lease, except for the adjustment to Base Rent set forth below. The Option may only be exercised by a written, binding notice of exercise ("Notice") given by Lessee to Lessor at least six (6) months prior to the end of the original Term in accordance with Paragraph 23. The Notice shall not be effective or valid if a Breach exists when the notice is given or when the Option Term would otherwise commence, and if this Lease or Lessee's right to possession is terminated after a Notice is given, the Notice and the Option shall be null and void. The Base Rent for the Option Term shall be one hundred fifteen per cent (115%) of the Base Rent in effect as of the end of the original Term.

51.    CONSTRUCTION OF THE IMPROVEMENTS.

       As soon as practicably possible, Lessor shall apply for all building permits and other governmental permits and approvals necessary for the improvements described in the Approved Plans and Specifications (the "Improvements"). Thereafter, Lessor at its sole expense shall proceed diligently with the construction and completion of the Improvements in accordance with the Approved Plans and Specifications and all applicable governmental permits and approvals and all applicable laws, ordinances, regulations and court orders. Lessor shall complete the Improvements and they shall be ready for occupancy by Lessee not later than December 1, 1997, as such date may be extended by Force Majeure. As used in this Lease, the term "Force Majeure" shall mean war, fire, earthquake, flood, unavailability of materials and court orders (provided the court orders do not result from the conduct of the party claiming the delay). Lessor shall notify Lessee in writing of any Force Majeure event within fifteen (15) days after it occurs.

       Lessor hereby agrees to hold Lessee harmless from and against any liens filed in connection with the Improvements (other than liens caused by Lessee), including without limitation liens filed in connection with any repair or reconstruction of the Premises by Lessor. Lessor shall reimburse Lessee upon demand for any costs and expenses incurred in connection with any such lien, including without limitation attorneys' fees.

       Lessor shall provide the following allowances to Lessee:

       (a)    $1,875,000 for Tenant Improvements.
       (b) $110,000 for architectural expenses for Tenant Improvements, for design work of Lessee's Tenant Improvements architect reasonably approved by Lessor.
       (c)    $140,000  for covered  parking.
       (d)    $30,000  for an  elevator.
       (e)    $10,000 for signage.
       (f)    $75,000 for moving.

       The work described in Items (a), (c), (d) and (e) will be constructed by Sun State Builders per its contract with Lessor, at cost plus ten per cent (10%), in accordance with plans and specifications approved by Lessor. Lessee will deliver such plans and specifications in sufficient time to not delay construction and if Lessee fails to do so, or makes changes thereto, the provisions of Paragraph 54 below relating to delay will apply thereto. Any cost in excess of the allowance for an item will be paid by Lessee per Paragraph 54 below. If an allowance is not fully utilized, the Base Rent will be reduced using the formula for adjustment set forth in Paragraph 54 below. There is no allowance for art work, as that budgeted amount is being used for improvement of the wash area.

       Further, provided there is then no Breach or Default in existence under this Lease by Lessee, Lessor agrees to provide an allowance of the lesser of (a) $15.00 per square foot of the Building that is not built out with the initial Tenant Improvements or (b) $375,000 (the "Future Allowance") for future Tenant Improvements of the area of the Building that will not be initially built out (the "Future Tenant Improvements") subject to the following provisions:

       (i) The Future Allowance must be utilized within three (3) years of the Commencement Date. To accommodate that requirement, Lessee must submit proposed plans and specifications for the Future Tenant Improvements for Landlord's review and approval at least ____ months prior to the third anniversary of the Commencement Date. The Future Tenant Improvements must be generic as reasonably determined by Lessor.
       (ii) As provided above, Sun State Builders will construct the Future Tenant Improvements at cost plus ten per cent (10%).
       (iii) The portion of the Future Allowance utilized for the Future Tenant Improvements will be amortized over the New Term of this Lease described in (iv) below with an interest factor of eleven per cent

              (11%), with such amortizing amount to be included in Base Rent upon the Commencement Date of the New Term. If the Future Tenant Improvements cost more than the Future Allowance, the excess will be paid by Tenant in cash per Paragraph 54.
       (iv) Upon completion of the Future Tenant Improvements, as defined in Paragraph 52, the parties will execute an amendment to this Lease confirming the date of completion, and the Original Term will be extended to end ten (10) years from such completion date ("New Term"), with Base Rent after such completion date increased under
              (iii) above. If Lessee interferes with or delays completion, the date for completion shall be advanced by the period of delay, for purposes of the New Term and Base Rent adjustment.
       (v) No commissions will be paid with respect to the New Term or the increased Base Rent.

52.    COMPLETION AND DELIVERY.

       The Improvements shall be deemed completed when:

       (a) All work of construction has been substantially completed in accordance with the Approved Plans and Specifications, subject to normal minor so-called "Punch-list Items" (defined below) agreed to after an inspection by Lessor and Lessee;

       (b) The architect or engineer in charge of construction of the Improvements has prepared, certified by his signature and delivered to Lessor and Lessee a written statement certifying that the Improvements have been completed in accordance with the Approved Plans and
       Specifications, the working drawings and any properly authorized construction changes, and certifying the date of such completion; and

       (c) A temporary or permanent certificate of occupancy for the Building has been delivered to Lessee.

       Notwithstanding the foregoing, if issuance of a certificate of occupancy is delayed by reason of Lessee's work, the Term of this Lease shall commence upon substantial completion of Lessor's work, as provided in subparagraphs (a) and (b) above, and the certificate of occupancy shall be obtained thereafter upon completion of Lessee's work.

       Lessor shall diligently complete any Punch-List Items as soon as reasonably possible, and within sixty (60) days after the inspection by Lessor and Lessee. "Punch-List Items," as used herein, shall refer to minor, non-structural repairs and/or minor, non-structural replacement of work not installed (i) in a workmanlike manner and/or (ii) in accordance with the Approved Plans and Specifications. "Minor, non-structural repairs and replacements" shall mean repairs and replacements that do not interfere with the occupancy of the Building and Premises or use of the Building and Premises for their intended purposes. If Lessor's work shall not be completed by the scheduled completion date stated above, Lessor shall not be subject to liability for failure to give possession by such date. Failure to complete the work as aforesaid shall not affect the validity of this Lease nor Lessee's obligations hereunder, but the Term of this Lease shall not commence until Lessor has completed such work.

53.    LESSEE'S WORK.

       Lessee, at its own cost and subject to all of the terms of this Lease (other than the obligation to pay the Net Rent and other charges hereunder prior to the commencement of the Term), may perform work in the Building concurrently with Lessor's work, to fit the Building for Lessee's occupancy, provided Lessee's work does not interfere with Lessor's work; Lessee's work may be performed through Lessor's contractor or, if no labor discord would be caused thereby, through Lessee's own contractor. Lessee shall not allow any liens or encumbrances of any kind to be attached to or placed upon the Premises as a result of Lessee's work and in the event such liens or encumbrances are discovered, Lessee agrees to promptly satisfy and remove same. Lessee hereby agrees to hold Lessor harmless from and against any liens caused by Lessee, and Lessee shall reimburse Lessor upon demand for any costs and expenses incurred in connection with any such lien, including without limitation attorneys' fees.

54.    LESSEE REQUESTED CONSTRUCTION CHANGES.

       Lessee may, at any time, by a written request signed by one of Lessee's Change Representatives and delivered or mailed in accordance with this Lease to one of Lessor's Change Representatives at Lessor's address for notices, make any change in the work within the general scope of construction contemplated by the Approved Plans and Specifications, including, but not limited to changes:

       (a) in the plans, specifications or working drawings, including without limitation the Approved Plans and Specifications; provided, however, that no such request shall result in any major structural change to the Building or change the "footprint" of the Building as depicted in the Approved Plans and Specifications; or

       (b) in the method or manner of performance of the work.

       Lessee requested construction changes will be transmitted to Lessor only by means of written requests ("Construction Change Requests") given in accordance with this section. "Lessee's Change Representatives" will be those two (2) persons designated by Lessee to Lessor in writing who will be the only representatives of Lessee authorized to request construction changes. Until such designation is received by Lessor, Lessor may send requests for construction changes to Lessee's address for notices without reference to any Lessee Change Representative, and Lessee may not make any Construction Change Requests.

       Upon receipt of any Construction Change Request issued pursuant to this section, Lessor shall immediately proceed in accordance with the directions contained in the Requested Construction Change Request. Lessor shall have the right to (i) require Lessee to pay, in addition to any other payments due under this lease, all of the increase in costs caused by the change as such changes are completed or (ii) increase the annual rent payable under this Lease by One Hundred Ten and No/100 Dollars ($110.00) for every One Thousand and No/100 Dollars ($1,000.00) of increases in costs caused by the change; provided, however, that such costs payable by Lessee for the Construction Change Request or as increased rent shall be limited to Lessor's reasonable costs for labor and materials, brokerage commissions, interest and other carrying costs, and sales and excise taxes (excluding any and all overhead and administration costs and any profit margin in excess of ten percent (10%) of such costs) resulting from such Construction Change Request.

       If Lessee shall have requested a construction change and Lessor elects to increase the annual rent, then within thirty (30) days after the Term Commencement Date, Lessor and Lessee shall execute an amendment to this lease setting forth the rent payable under this Lease, as adjusted pursuant to this Section. Lessee shall not be required to pay Lessor any increases in rent pursuant to this Section until such an amendment has been executed or any arbitration of the increase in rent has been concluded, but Lessee shall thereupon promptly pay any past due rent to Lessor.

       Except as provided in this Section, no order, statement, or conduct of Lessee's Change Representatives, or of any manager, inspector, engineer, architect, employee representative, or consultant of Lessee, shall be treated as a change order under this Section.

       The time period specified above for the completion of the Improvements shall be extended by delays caused by Construction Change Requests. Further, at Lessor's option, the Base Rent will commence to be payable at the later of December 1, 1997 or when construction would have been completed under Paragraph 52 above but for the Construction Change Request.

55.    LESSOR REQUESTED CONSTRUCTION CHANGES.

       Lessor may, at any time, by a written request ("Lessor Change Request") signed by one of Lessor's Change Representatives which expressly refers to this paragraph and which is delivered or mailed in accordance with this Lease to Lessee's Change Representatives at Lessee's address for notices, request any reasonable change in the work within the general scope of the construction necessary to comply with law, to obtain required governmental permits or approvals, or to complete the Improvements in accordance with the Approved Plans and Specifications, including changes:

       a) in the plans, specifications or working drawings, including, without limitation the Approved Plans and Specifications; provided, however, that no such request shall result in any major structural change to the Building or change the "footprint" of the Building as depicted in the Approved Plans and Specifications; and

       b) in the method or manner of performance of the work or type of materials provided, however that no such change will degrade the quality of the Building and provided, further that no change in materials may be requested unless the change is necessary because of any inability to obtain the material or the new materials is necessary to comply with law or to obtain required governmental permits or approvals.

       "Lessor's Change Representatives" will be those two (2) persons designated by Lessor to Lessee in writing who will be the only representatives  of Lessor  authorized  to make Lessor  Change  Requests.
       Until  such   designation   is  received  by  Lessee,   Lessee  may  send
       Construction Change Requests to Lessor's address for notices without reference to any Lessor Change Representative, and Lessor may not make any Lessor Change Requests. Lessor Change Requests will be transmitted to Lessee by means of a written request describing in full the requested change, plus the reasons, effects and results of the change as compared to the original and/or existing working drawings or plans pertaining to the requested change. The Lessor Change Request will include drawings, documents, specifications, and all pertinent data relating to the requested change.

       Upon receipt of any Lessor Change Request, Lessee shall immediately begin analysis of the Lessor Change Request. Lessee will unilaterally have the option to:

       (a) Accept the Lessor Change Request by issuing a Construction Change Request referencing the specific Lessor Change Request.

       (b) Enter into fact-finding or negotiations with Lessor pertaining to Lessor Change Request.

       (c) Reject the Lessor Change Request in writing and require the Lessor to perform the work in accordance with the Approved Plans and Specifications at no delay to Lessee in Building occupancy.

       Should Lessee not act within ten (10) business days after submittal of any Lessor Change Request, the requested change will be considered to be rejected by Lessee. Under no condition will the Lessor begin work on any Lessor Change Request until after receipt of a fully executed Construction Change Request from Lessee.

       Except as provided in this Section, no order, statement or conduct of Lessor's Change Representatives or of any manager, inspector, engineer, architect or other employee representative, or consultant of Lessor shall be treated as a change request under this Section.

56.    RENTAL ADJUSTMENTS.

       Notwithstanding anything to the contrary contained in the Lease, the Base Rent commencing with the sixty-first (61st) month of the term of the Lease shall be increased to 115% of the Base Rent in the immediately preceding month. For example, if there are no changes in the Base Rent pursuant to Paragraph 54 or otherwise such that the Base Rent in the 60th month is $78,145.00, the Base Rent for the 61st month shall be increased to: $89,866.00. Applicable transaction privilege taxes will be added to all rental amounts.

57.    ADDITIONAL MAINTENANCE REQUIREMENTS.

       Lessee shall maintain a contract with a fire sprinkler maintenance company that provides quarterly inspections of the fire sprinklers on the Premises. Lessee shall provide a copy of the contract and copies of the quarterly inspection reports to Lessor.

       Lessee shall maintain a contract with a roof maintenance company that provides for two (2) yearly inspections, the sealing of all roof protrusions, and any necessary repairs, including without limitation caulking or adhesive work. Lessee shall provide copies of the contract and copies of all inspection reports to Lessor.

       Lessee shall keep all roof drains and scuppers free of debris and shall promptly notify the roof warranty company and/or roof maintenance company of all additional protrusions made by Lessee.

58.    PROPERTY TAXES.

       Lessee will receive a bill in October of each year for the year's property taxes to be paid to Lessor in two installments. This bill will include transaction privilege taxes on the property taxes as required by the State and City.

       Lessor shall have the option to appeal tax valuations each year. In the event the tax appeal service obtains a reduction in the assessor's value as originally published for that year, Lessee shall reimburse Lessor the fee paid to the tax service. If Lessor does not file an appeal for any year Lessee may appeal such taxes thru a tax appeal service reasonably approved by Lessor who shall follow reasonable instructions of Lessor to avoid impairing the long term tax position of the Premises. All costs shall be paid by Lessee and Lessee shall receive all benefits of such appeals applicable to the Term.

       EXAMPLE:

       Property tax before appeal:              $10,000.00

       Property tax after appeal:                $9,000.00
                                                 ---------

       Tax savings:                              $1,000.00

       Tax service fee:                            $350.00
                                                   -------

       Total tax savings for Lessee:               $650.00

59.    BROKERS' COMMISSIONS.

       Section 15 of the Lease is hereby stricken in its entirety. Lessor agrees to pay a brokers' commission to Kit Tiedemann, CB Commercial (the "Broker") for brokerage services in connection with this Lease pursuant to the terms of a separate agreement between Lessor and said Broker and Lessor's indemnity below shall apply thereto. Lessor and Lessee hereby represent and warrant to one another that, except for the Broker named above, neither has dealt with any person in such a manner to give rise to a valid claim for a brokerage commission in connection with this Lease or in connection with the foregoing option to purchase. If any person other than the Broker named above shall assert a claim to a fee, commission or other compensation on account of alleged employment as a broker, finder, or intermediary in connection with this transaction, the party hereto under whom the broker, finder, or intermediary is claiming shall indemnify and hold harmless the other party against and from any such claim and all costs, expenses and liabilities incurred in connection with such claim or any action or proceeding brought thereon (including, but without limitation, counsel and witness fees and court costs in defending against such claim).

60.    TAX ABATEMENT.

       Lessee intends to apply for tax abatement from the City of Tempe under A.R.S. ss.42-1901 et seq. Lessor will reasonably cooperate with Lessee in Lessee applying for and seeking such tax abatement as Lessor's sole obligation with respect thereto. Lessor makes no representations or warranties concerning the availability or effect of tax abatement.

61.    LESSOR INDEMNITY.

       Lessor shall indemnify, protect, defend and hold Lessee, its agent, employees and lenders, if any, harmless from and against any and all damages, liabilities, judgments, costs, liens, expenses, penalties, permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessor or under Lessor's control or existing on the Premises as of the earlier of the date Lessor tenders possession of the Premises to Lessee or the date Lessee begins work under Paragraph 53. Lessor's obligation under this paragraph shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessor and the cost of investigation, (including consultants' and attorneys' fees in testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessee and Lessor shall release Lessor from its obligations under this Lease with respect to Hazardous Substance or storage tanks, unless specifically so agreed by Lessee in writing at the time of such agreement. Lessor's indemnity shall not include consequential damages, including but not limited to damages for injury to reputation, reduction of leasehold value except to the extent of actual loss of use thereof, or future business or similar matters, or punitive damages. Further, Lessor shall have no obligation to take remedial or corrective action unless and to the extent such action is required of Lessor or Lessee under Applicable Laws.

62.    PROPERTY DOCUMENTS.

       The parties agree and acknowledge that Lessor does not own the fee of the Premises. Rather, the fee to the Premises is owned by Salt River Project Agricultural Improvement and Power District, an agricultural improvement district organized under the laws of the State of Arizona (ASRP@) who ground leases the Premises and other property to Papago Park Center, Inc., an Arizona corporation (APapago@), an affiliate of SRP, under and pursuant to that Ground Lease dated March 6, 1989, as periodically amended (the AGround Lease@). In turn, Papago has subleased the Premises to Lessor pursuant to that Ground Sublease dated June 27, 1997 as periodically amended (the ASublease@), which is subordinate to the Ground Lease. Further, the Premises and other property are subject to that Declaration of Covenants, Conditions and Restrictions dated July 18, 1990 and recorded July 27, 1990 as Document No. 90-336258, as periodically amended thereafter and the Design Guidelines as periodically amended (collectively, the ADeclaration@).

       Lessor has provided a copy of a Commitment for Title Insurance dated March 24, 1997 and prepared by Security Title Agency (the ATitle Report@) to Lessee, disclosing various other title exceptions (collectively the ATitle Exceptions@). During the development of the Premises and/or construction of the Building and/or otherwise during the term of the Lease, Lessor may need to grant or execute other easements, declarations or other restrictions that will encumber the Premises as periodically amended (the AMiscellaneous Exceptions@), including but not limited to that Declaration of Reciprocal Easements and Maintenance Agreement dated June 12, 1997 and recorded August 22, 1997 as Document No.

       97-0579636 as periodically amended (the AREA@). Lessee approves of the REA and approves of all such other Miscellaneous Exceptions to be created in the future expressly provided the same do not materially and adversely affect Lessee's use of the Premises. The foregoing shall be automatic but within ten (10) days of request, Lessee will acknowledge that it consents to and is bound by any such Miscellaneous Exceptions as provided above.

       In addition, Lessor has entered or will enter into that Agreement for the Conveyance of Improvements dated July 9, 1997 with the City of Tempe as periodically amended ("City Agreement") pursuant to which Lessor will convey the improvements included in the Premises to the City and receive back a leasehold interest therein pursuant to the Improvements Lease attached to the City Agreement as periodically amended ("City Lease").

       Without limiting any other provision of this Lease, Lessee expressly agrees and acknowledges that during the term of the Lease, Lessee shall fully and timely comply with all terms and provisions of Sections 2.05 (Governmental Approvals), 2.09.01 (Compliance with Environmental Laws), 5 (Permitted Uses), 7.01 (Construction Permitted), 7.02 (Payment Bonds),
       7.03 (Performance Bonds), 7.04 (Standard of Construction), 7.05 (Mechanics' Liens), 8.01 (Maintenance), 8.02 (Right to Make Alterations), 9.03, second sentence (Removal), 9.04 (Removal of Trade Fixtures and Personal Property), 12 (Insurance), 22.03 (Estoppel Certificates), and
       22.05 (Lessor's Right to Enter, Inspect and Test) of the Ground Lease (and any amendments thereto which do not materially and adversely affect Lessee or which are consented to by Lessee under Paragraph 36 above), and
       Section 4.1 ("Additional Rent" and "Impositions" Defined), Article 5 (Insurance), Section 6.1 (Surrender - Removable Property), Section 6.2 (Waste) Article 8 (Use and Maintenance of Premises), Article 9 (Compliance), Article 10 (Construction of Buildings and Landscaping; Other Improvements), Article 11 (Impairment of Landlord's Title), Article 12 (Inspection), Article 22 (Estoppel Certificates), Article 24 (Adjoining Excavation) and Article 26 (Trade Fixtures, Machinery and Equipment) of the Ground Sublease (and any amendments thereto that do not materially and adversely affect Lessee, as well as any others consented to by Lessee under Paragraph 36)) to the extent they relate to the Premises and the Term (and any other period of Lessee's possession) and expressly subject to and excluding Lessor's construction and other obligations set forth in this Lease. Lessee shall also fully and timely comply with all terms and provisions of the following documents to the extent they apply to Lessee as the party in possession of the Premises (but not to the extent they apply to any property other than the Premises): Declaration (and any amendments thereto as permitted under
       Section 10.1 of the Sublease, as well as any others consented to by Lessee under Paragraph 36 above), Title Exceptions (and any amendments thereto that do not materially and adversely affect Lessee, as well as any others consented to by Lessee under Paragraph 36), REA (and any amendments thereto that do not materially and adversely affect Lessee, as well as any others consented to by Lessee under Paragraph 36),
       Miscellaneous Exceptions (and any amendments thereto that do not materially and adversely affect Lessee, as well as any others consented to by Lessee under Paragraph 36), City Agreement (and any amendments thereto approved by Lessee under Paragraph 36) and City Lease (and any amendments thereto approved by Lessee under Paragraph 36) (collectively the obligations of Lessee under the prior sentence and under this sentence are the AObligations@, as if they were set forth in this Lease). The Obligations shall not include any obligations regarding the payment of Base Rent under the Ground Lease or Sublease. Lessee shall indemnify and hold Lessor harmless from and against any and all liability, responsibility, obligations, costs, damages, expenses or attorneys' fees incurred or sustained by Lessor as a result of the failure of Lessee to timely and fully perform the Obligations under this Paragraph 62.

       Without limiting the generality of the foregoing, Lessee shall pay and be solely responsible for (and the Obligations shall include) all assessments, charges, deposits, dues or other amounts payable with respect to the Premises, and relating to periods occurring within the Term, under the Declaration and the REA, as amended as permitted above.

       Lessor represents and warrants that it has constructed and covenants that it will construct all improvements which are Lessor's responsibility under this Lease in full compliance with the Obligations, and that the Premises (including such improvements) will be in full compliance with the Obligations upon tender of possession of the Premises to Lessee. Lessor will not agree to or consent to any amendment of the Obligations if and to the extent the same would materially and adversely affect Lessee's use of the Premises or its right under this Lease. Lessor will indemnify and hold Lessee harmless from any and all liability, claims, expenses and attorneys' fees incurred by Lessee if and to the extent the representations and warranties in the prior two sentences are materially incorrect or if Lessor materially fails to perform the covenants set forth therein.

63. SUBORDINATION OF LESSOR'S LIEN ON PERSONAL PROPERTY.

       At the request of Lessee, Lessor will subordinate its statutory Landlord's lien in Lessee's personal property in the Premises to purchase money financing (including equipment leases) for such specific personal property in an amount not exceeding the actual purchase price (or lease amount) thereof and/or to security for bank or other financial institution lines of credit obtained in the ordinary course of Lessee's business. Such subordination shall utilize a reasonable form of agreement reasonably approved by Lessor.
                                       37